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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): July 12, 2000
                                                 --------------



                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-13747                  36-3761400
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


         650 Dundee Road, Suite 370, Northbrook, Illinois           60062
         ------------------------------------------------           -----
             (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (847) 412-6200
                                                           --------------


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ITEM 5.  OTHER EVENTS.

         On July 12, 2000, Atlantic Premium Brands, Ltd. (the "Company") announced that its Board of Directors authorized the purchase of up to $400,000 of the Company's common stock in the open market or in privately negotiated transactions. On July 12, 2000, the Company also announced the resignation of Rick Inatome from its Board of Directors, effective as of June 29, 2000. On July 12, 2000, the Company issued the press release attached as Exhibit 99 to this Current Report on Form 8-K announcing the stock repurchase program and Mr. Inatome's resignation. The information contained in this press release is incorporated herein by reference.








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         99   Press Release of the Company dated July 12, 2000*

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*    Filed herewith.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC PREMIUM BRANDS, LTD.


                                       By:     /s/ Thomas M. Dalton
                                               ---------------------------------
                                       Name:   Thomas M. Dalton
                                       Title:  Senior Vice President and Chief
                                               Financial Officer



Dated as of July 12, 2000.




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                                  Exhibit Index





 Exhibit #                          Description
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     99          Press Release of the Company dated July 12, 2000*


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*     Filed herewith.